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                                                                   EXHIBIT 10.54

                      THE CIT GROUP/ BUSINESS CREDIT, INC.
                       300 South Grand Avenue, Third Floor
                          Los Angeles, California 90071

                                   Dated as of
                                 April 10, 2001

                 Re: Amendment Number One to Financing Agreement

TWIN LABORATORIES INC.
150 Motor Parkway
Hauppauge, New York 11788

Gentlemen:

Reference is made to the Financing Agreement between The CIT Group/Business Credit, Inc. as lender and agent thereunder ("Agent"), and Twin Laboratories Inc. and its affiliates, as borrowers thereunder (collectively, the "Companies"), dated as of March 29, 2001, as the same may be amended from time to time (the "Financing Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Financing Agreement.

The Companies and CITBC wish to amend certain provisions of the Financing Agreement.

Therefore, pursuant to mutual agreement, it is hereby agreed as follows:

I. Amendment of Definition of "Blechmans". The definition of "Blechmans" set forth in Section 1 of the Financing Agreement is hereby deleted and replaced by the following:

      Blechmans means Brian Blechman, Dean Blechman, Neil Blechman, Ross Blechman, Stephen Blechman, Linda Blechman, Sharon Blechman, Robin Blechman, Elyse Blechman, and Helena Blechman.

II. Confirmation of Guaranties. By execution below, the Companies and the other parties constituting Guarantors hereby each confirm that each of their respective guaranties executed and delivered in connection with the Financing Agreement remains in full force and effect notwithstanding the execution, delivery and performance by the Companies of this Letter Amendment and the Financing Agreement as amended hereby.

III. General Terms.

      1. To the extent any of the terms and provision of the Financing Agreement and/or the Loan Documents conflict or are inconsistent with the terms hereof, the terms of this Letter Amendment shall govern.


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      2. The effectiveness of this Letter Amendment is conditioned upon receipt by CITBC of:

            (a) an executed counterpart of this Letter Amendment executed by each Company and Guarantor.

      3. This agreement may be executed in two (2) or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one (1) agreement, and shall become effective when copies hereof which, when taken together, bear the original signatures of each of the parties hereto are delivered to CITBC.

      Except as set forth herein no other change in the terms or provisions of the Financing Agreement or any other Loan Document is intended or implied. If the foregoing is in accordance with your understanding, please so indicate by signing and returning the enclosed copy of this Letter Amendment.

                                        Very truly yours,

                                        THE CIT GROUP/BUSINESS CREDIT, INC.


                                        By:________________________________

                                        Title:_______________________________


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AGREED:

TWIN LABORATORIES INC.,
a Utah corporation

By: _______________________________
Title:


ADVANCED RESEARCH PRESS, INC.,
a New York corporation

By: _______________________________
Title:


CHANGES INTERNATIONAL, INC.,
a Florida corporation

By: _______________________________
Title:


PR NUTRITION, INC.,
a California corporation

By: _______________________________
Title:


HEALTH FACTORS INTERNATIONAL, INC.,
a Delaware corporation

By: _______________________________
Title:


BRONSON LABORATORIES, INC.,
a Delaware corporation

By: _______________________________
Title:


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TWINLAB CORPORATION,
a Delaware corporation

By: _______________________________
Title:


TWINLAB FSC INC.,
a Barbados corporation

By: _______________________________
Title:


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